Exhibit 77(q)(1)

                                    Exhibits

(a)(1) Amendment No. 20 dated July 25, 2005 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust- filed as an exhibit to Post-Effective Amendment No. 66 to the Registrant's Registration Statement filed on Form N-1A on July 26, 2005 and incorporated herein by reference.

(a)(2) Amendment No. 21 dated August 15, 2005 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - filed as an exhibit to Post-Effective Amendment No. 66 to the Registrant's Registration Statement filed on Form N-1A on July 26, 2005 and incorporated herein by reference.

(a)(3) Amendment No. 22 dated August 29, 2005 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - filed as an exhibit to Post-Effective Amendment No. 66 to the Registrant's Registration Statement filed on Form N-1A on July 26, 2005 and incorporated herein by reference.

(a)(4) Amendment No. 23 dated November 30, 2005 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - filed as an exhibit to Post-Effective Amendment No. 69 to the Registrant's Registration Statement filed on Form N-1A on November 29, 2005 and incorporated herein by reference.

(a)(5) Amendment No. 24 dated December 1, 2005 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - filed herein.

(a)(6) Amendment No. 25 dated December 5, 2005 to the Amended and Restated Agreement and Declaration of Trust of ING Investors Trust - filed herein.

(e)(1) Amended Schedule A, dated July 29, 2005, with respect to the Management Agreement between ING Investors Trust and ING Investments, LLC - filed as an exhibit to Post-Effective Amendment No. 66 to the Registrant's Registration Statement filed on Form N-1A on July 26, 2005 and incorporated herein by reference.

(e)(2) Amended Schedule A, dated November 30, 2005, with respect to the Investment Management Agreement between ING Investors Trust and Directed Service, Inc - filed herein.

(e)(3) Amended Schedule B Compensation for Services to Series dated December 5, 2005 - filed herein.

(g)(1) Plan and Reorganization, dated July 21, 2005 between ING Investors Trust on behalf of ING JPMorgan Emerging Markets Equity Portfolio and ING VP Emerging Markets Fund, Inc. - filed herein.